Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 26, 2016 (the “Effective Date”), among ARMADA HOFFLER, L.P., a Virginia limited partnership (“Borrower”), ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation (“Parent”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) and L/C Issuer.

R E C I T A L S

A.Reference is hereby made to that certain Credit Agreement dated as of February 20, 2015 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, Parent, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer (Administrative Agent, L/C Issuer, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B.Borrower, Parent, Administrative Agent and the Lenders desire to amend certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Terms and References.  Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.Amendments to the Credit Agreement.

(a)Section 1.01 is hereby amended to add the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Significant Acquisition” means the acquisition of one or more real property assets or portfolios of such assets or operating businesses in a single transaction for a purchase price of not less than ten percent (10%) of Total Asset Value.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)Section 1.01 is hereby amended to delete the following definitions in their entirety and replace such definitions with the following:

“Total Asset Value” means, at any time for the Consolidated Group, without duplication, the sum of the following: (a) an amount equal to (i)(A) Net Operating Income from all Properties owned or leased (as ground lessee) by the Consolidated Group for the then most recently ended Calculation Period, minus Net Operating Income attributable to all Properties that were sold or otherwise disposed of during the then most recently ended Calculation Period minus (B) the Annual Capital Expenditure Adjustment with respect to such Properties, divided by (ii) the Capitalization Rate; plus (b) the aggregate acquisition costs of all real property assets owned or leased (as a ground lease) as of such date by the Consolidated Group for less than four (4) full fiscal quarters; plus (c) the aggregate book value of all unimproved land holdings, mortgage or mezzanine loans, notes receivable and/or construction in progress owned by the Consolidated Group; plus (d) without duplication of the amounts included in clauses (a),  (b) and (c) above with respect to Unconsolidated Affiliates, the amounts described in clauses (a),  (b) and (c) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate; plus (e) all Unrestricted Cash.

“Total Indebtedness” means, as of any date, the sum of (a) all Indebtedness of the Consolidated Group, on a consolidated basis, as of such date, plus (b) without duplication of the amount included in clause (a) above with respect to Unconsolidated Affiliates, the amount described in clause (a) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate.  For purposes of this definition, Indebtedness shall not include surety bonds issued in the ordinary course of Borrower’s business so long as no demand for payment thereunder has been made on any member of the Consolidated Group.  For the avoidance of doubt, any unsecured Guarantee by any member of the Consolidated Group of Secured Indebtedness of any other Person shall be treated as Total Indebtedness for the purpose of calculating the Total Leverage Ratio.

“Unencumbered Asset Value” means, with respect to the Unencumbered Borrowing Base Properties, as of any date, the sum of the following:  (a) an amount equal to (i)(A) Net Operating Income for the most recently ended Calculation Period from all Unencumbered

Borrowing Base Properties owned or leased (as ground lessee) as of such date by the Consolidated Group for at least four (4) fiscal quarters, minus (B) the Annual Capital Expenditure Adjustment with respect to such Unencumbered Borrowing Base Properties, divided by (ii) the Capitalization Rate; plus (b) the aggregate acquisition costs of all Unencumbered Borrowing Base Properties owned or leased (as a ground lease) as of such date by the Consolidated Group for less than four (4) full fiscal quarters.

“Unsecured Indebtedness” means, for any Person as of any date, Indebtedness of such Person that is not Secured Indebtedness.  For purposes hereof, any unsecured Guarantee by any member of the Consolidated Group of Secured Indebtedness of any other Person shall be treated as Unsecured Indebtedness only to the extent that the amount of the Secured Indebtedness guaranteed by any member of the Consolidated Group exceeds the aggregate market value of all property securing such Secured Indebtedness.

(c)Section 1.01 is hereby amended to delete clause (b) of the definition of “Change of Control” in its entirety and replace such clause with the following:

(b)during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(d)The definition of “Defaulting Lender” in Section 1.01 is hereby amended to:  (i) delete the reference to “or” from clause (d)(i); (ii) add a reference to “, or” to the end of clause (d)(ii); and (iii) add the following new clause (d)(iii):

(iii) become the subject of a Bail-in Action

(e)Section 2.16(a)(iv) is hereby amended to delete the last sentence thereof in its entirety and replace such sentence with the following:

Subject to Section 12.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(f)The following Section 7.24 is hereby added:

7.24 EEA Financial Institution.  No Loan Party is an EEA Financial Institution.

(g)Section 9.03 is hereby amended to delete clause (c) in its entirety and replace such clause with the following:

(c)Guarantees by Borrower or any Subsidiary in respect of (i) Indebtedness of any member of the Consolidated Group otherwise permitted hereunder, and (ii) Secured Indebtedness of any Person (other than a member of the Consolidated Group) not to exceed $100,000,000 in the aggregate at any time outstanding;

(h)Section 9.15(a) is hereby deleted in its entirety and replaced with the following:

(a)Maximum Leverage Ratio.  Permit the Total Leverage Ratio, as of the last day of any fiscal quarter of Parent to exceed sixty percent (60%); provided that for the two (2) consecutive quarters following any Significant Acquisition (but only for up to two (2) times during the term of this Agreement), the Total Leverage Ratio may exceed sixty percent (60%) so long as it does not exceed sixty‑five percent (65%).

(i)Section 9.16(a) is hereby amended by deleting the reference to “$200,000,000” and replacing it with “$225,000,000”.

(j)Section 12.20 is hereby renumbered to be Section 12.21, and the following Section 12.20 is hereby added:

12.20Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

3.Amendments to other Loan Documents.

(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.Conditions Precedent.  This Amendment shall not be effective unless and until:

(a)Administrative Agent receives fully executed counterparts of this Amendment signed by Borrower, Parent, Guarantors and the Credit Parties;

(b)Administrative Agent receives a certificate of Responsible Officer of each Loan Party, as of the date of this Amendment, (i) confirming there have not been any amendments to the Organization Documents of such Loan Party since February 20, 2015, January 5, 2016 or January 14, 2016, as applicable, and (ii) in the case of Borrower, certifying that (A) the representations and warranties contained in Article VII of the Credit Agreement and in each other Loan Document are true and correct on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and the representations and warranties contained in subsections (a) and (b) of Section 7.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 8.01 of the Credit Agreement, and (B) no Default exists; and

(c)Borrower pays (i) all applicable fees owed to Arranger or Administrative Agent for the benefit of the Lenders, and (ii) the reasonable fees and expenses of Administrative Agent’s counsel.

5.Ratifications.  Each of Borrower and Parent (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.Representations.  Each of Borrower and Parent represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (i) this Amendment has been duly authorized, executed, and delivered by each of Borrower, Parent and Guarantors; (ii) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower, Parent or Guarantors of this Amendment; (iii) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, Parent and Guarantors and are enforceable against each of Borrower, Parent and Guarantors in accordance with their respective terms, except as limited by Debtor Relief Laws; and (iv) the execution, delivery, and performance by each of Borrower, Parent and Guarantors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which Borrower, Parent or any Guarantor is a party or by which Borrower, Parent or any Guarantor is bound.

7.Continued Effect.  Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced ‑ under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.

9.Parties.   This Amendment binds and inures to Borrower, Parent and the Credit Parties and their respective successors and permitted assigns.

10.Release.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY, AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS, AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

11.ENTIRETIES.  THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

EXECUTED as of the date first stated above.

BORROWER:

ARMADA HOFFLER, L.P., a Virginia limited
partnership

By:	ARMADA HOFFLER PROPERTIES, INC., a
Maryland corporation, its general partner

By:	/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

PARENT:

ARMADA HOFFLER PROPERTIES, INC., a
Maryland corporation

By:	/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

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First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent
and L/C Issuer

By:	/s/ Laura B. de Graaf
Name: Laura B. de Graaf
Title: Senior Vice President

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First Amendment to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura B. de Graaf
Name: Laura B. de Graaf
Title: Senior Vice President

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First Amendment to Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

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First Amendment to Credit Agreement

PNC BANK, NAtional Association, as a
Lender

By:	/s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Assistant Vice President

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First Amendment to Credit Agreement

To induce the Credit Parties to enter into this Amendment, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and Lenders and their respective successors and permitted assigns, and (d) expressly acknowledge and agree to the terms and conditions of Section 10 of this Amendment.

ARMADA HOFFLER MANAGER, LLC, a Virginia
limited liability company

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

NEW ARMADA HOFFLER PROPERTIES I, LLC,
a Virginia limited liability company

By:	ARMADA HOFFLER, L.P., a Virginia limited
partnership, its sole member

	By:	ARMADA HOFFLER PROPERTIES,
INC., a Maryland corporation, its
general partner

	By:	/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

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First Amendment to Credit Agreement

NEW ARMADA HOFFLER PROPERTIES II, LLC,
a Virginia limited liability company

By:		ARMADA HOFFLER, L.P., a Virginia limited
partnership, its sole member

	By:	ARMADA HOFFLER PROPERTIES,
INC., a Maryland corporation, its
general partner

	By:	/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

TOWER MANAGER, LLC, a Virginia limited liability
company

By:		/s/ Louis S. Haddad
Louis S. Haddad
Manager

AHP HOLDING, INC., a Virginia corporation

By:		/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

armada hoffler tower 4, l.l.c., a Virginia
limited liability company

By:		TOWER MANAGER, LLC, a Virginia limited
liability company, its manager

By:		/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

ah richmond tower i, llc, a Virginia limited
liability company

By:	ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

ah COLUMBUS II, L.L.C., a Virginia limited liability
company

By:	ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

COLUMBUS Tower, L.L.C., a Virginia limited
liability company

By:	ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

Gateway Centre, L.L.C., a Virginia limited
liability company

By:		ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:		/s/ Louis S. Haddad
Louis S. Haddad
Manager

North Pointe Development Associates,
L.P., a Virginia limited partnership

By:		North Pointe Development
Associates, L.L.C., a Virginia limited
liability company, its general partner

	By:	ARMADA HOFFLER MANAGER,
LLC, a Virginia limited liability
company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

North Pointe Development Associates,
L.L.C., a Virginia limited liability company

By:		ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company, its manager

By:		/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

BERMUDA SHOPPING CENTER, l.l.c., a Virginia
limited liability company

By:	BERMUDA MARKETPLACE, INC., a
Virginia corporation, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
President

BERMUDA MARKETPLACE, INC., a Virginia
corporation

By:	/s/ Louis S. Haddad
Louis S. Haddad
President

BROAD CREEK PH. I, l.l.c., a Virginia limited
liability company

By:	ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

BROAD CREEK PH. II, l.l.c., a Virginia limited
liability company

By:	ARMADA HOFFLER MANAGER, LLC, a
Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

BROAD CREEK PH. III, l.l.c., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

HOFFLER AND ASSOCIATES EAT, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

TOWN CENTER ASSOCIATES 7, l.l.c., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

Ferrell Parkway Associates, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

Courthouse marketplace outparcels, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

Armada/Hoffler Charleston Associates, L.P., a Virginia limited partnership

By:	GATEWAY CENTRE, L.L.C., a Virginia limited liability company, its general partner

	By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

HT TYRE NECK, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

TOWN CENTER ASSOCIATES 12, l.l.c., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

NORTH POINTE OUTPARCELS, l.l.c., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

DIMMOCK SQUARE MARKETPLACE, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

TCA BLOCK 6, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

FBJ INVESTORS, INC., a Virginia corporation

By:	/s/ A. Russell Kirk
A. Russell Kirk
President

PERRY HALL MARYLAND llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

STONE HOUSE MARYLAND llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

WILLIAMSBURG MEDICAL BUILDING, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

PROVIDENCE PLAZA CHARLOTTE, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

AH DURHAM APARTMENTS, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

WENDOVER VILLAGE GREENSBORO, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

PATERSON PLACE DURHAM, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

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First Amendment to Credit Agreement

ALEXANDER POINTE SALISBURY, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

SOUTH SQUARE DURHAM, llc, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

Signature Page to

First Amendment to Credit Agreement